                                   EXHIBIT A

ITEM 2.  IDENTITY AND BACKGROUND

    Set forth below is a list of the partners of Okabena Partnership K and their respective occupations. The business address for each partner is c/o Okabena Company, 5140 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402-4139. The answer to Item 2(d) and (e) for each partner is negative. Each partner who is a natural person is a United States Citizen.

                          NAME OF PARTNER                                OCCUPATION
      -------------------------------------------------------  -------------------------------
  1.  ORCHARD TRUST U/A 5-27-70                                N/A
       LJD, END, RJD, JWD TRUSTEES
  2.  DCD MARITAL ELECT. INC. TRUST                            N/A
  3.  EDWARD N. DAYTON REVOCABLE TRUST                         Private Investor
  4.  EDWARD N. DAYTON EXEMPTION TRUST                         N/A
  5.  SHERRY ANN DAYTON                                        Private Investor
  6.  CHRISTOPHER B. DAYTON REV. TR.                           Private Investor
  7.  END TRUST FOR CHRISTOPHER                                N/A
  8.  CHRISTOPHER B. DAYTON EXCL. TR.                          N/A
  9.  MARTHA B. DAYTON REVOCABLE TR.                           N/A
 10.  END TRUST FOR MARTHA                                     N/A
 11.  MARTHA B. DAYTON EXCLUSION TR.                           N/A
 12.  MICHAEL K. DAYTON REVOCABLE TR.                          Private Investor
 13.  END TRUST FOR MICHAEL                                    N/A
 14.  MICHAEL K. DAYTON EXCLUSION TR.                          N/A
 15.  ROBERT J. DAYTON REVOCABLE TR.                           Chief Executive Officer
                                                                (Private Investment Company)
 16.  ROBERT J. DAYTON TRUST                                   N/A
 17.  ROBERT J. DAYTON EXEMPTION TR.                           N/A
 18.  JOAN L. DAYTON REVOCABLE TRUST                           Private Investor
 19.  JAMES G. DAYTON                                          Architect
 20.  RJD TRUST FOR JAMES                                      N/A
 21.  JAMES G. DAYTON EXCLUSION TR.                            N/A
 22.  TOBIN J. DAYTON                                          Environmentalist
 23.  RJD TRUST FOR TOBIN                                      N/A
 24.  TJD EXCLUSION TRUST                                      N/A
 25.  MAE F. DAYTON                                            Research Development Director
 26.  SCOTT N. DAYTON                                          Retailer
 27.  RJD TRUST FOR SCOTT                                      N/A
 28.  SCOTT N. DAYTON EXCLUSION TR.                            N/A
 29.  JOHN W. DAYTON EXEMPTION TRUST                           N/A
 30.  CHADWICK L. DAYTON                                       Student
 31.  CHADWICK L. DAYTON TRUST                                 N/A
 32.  CHADWICK L. DAYTON EXCLUS. TR.                           N/A

                          NAME OF PARTNER                                OCCUPATION
      -------------------------------------------------------  -------------------------------
 33.  WHITNEY L. DAYTON                                        Student
 34.  WHITNEY LOHER DAYTON TRUST                               N/A
 35.  WHITNEY L. DAYTON EXCLUSION TR.                          N/A
 36.  VIRGINIA Y. DAYTON REVOC. TR.                            Private Investor
 37.  VIRGINIA Y. DAYTON TERM. TRUST                           N/A
 38.  MARK B. DAYTON                                           State Auditor
                                                                State of Minnesota
 39.  BRANDT N. DAYTON                                         President,
                                                                Brandt N. Dayton & Co.
                                                                (Art Dealer)
 40.  BND 1978 FAMILY TRUST                                    N/A
 41.  BBD 1966 TRUST FOR BND                                   N/A
 42.  CHRISTIAN B. DAYTON                                      Therapist
 43.  MARINA B. DAYTON                                         Minor
 44.  MARINA BLISS DAYTON TRUST                                N/A
 45.  ALEXANDER B. DAYTON                                      Minor
 46.  ALEXANDER B. DAYTON TRUST                                N/A
 47.  LUCY B. DAYTON                                           Veterinarian
 48.  LBD 1985 FAMILY TRUST                                    N/A
 49.  BBD 1966 TRUST FOR LBD                                   N/A
 50.  LUCY B. DAYTON 1990 TERM TRUST                           N/A
 51.  MARGARET BLISS O'KEEFE                                   Minor
 52.  MARGARET BLISS O'KEEFE TRUST                             N/A
 53.  ANGUS DAYTON O'KEEFE TRUST                               N/A
 54.  CATHERINE GREER O'KEEFE TRUST                            N/A
 55.  ANNE D. BUXTON                                           Artist
 56.  BBD TRUST FOR ADB                                        N/A
 57.  ADB & RMB TERM TRUST                                     N/A
 58.  NICHOLAS SHERMAN BUXTON TRUST                            N/A
 59.  HENRY M. BUXTON IRREV. TRUST                             N/A
 60.  WALLACE C. DAYTON REVOCABLE TR.                          Private Investor
 61.  WCD 1978 GRANDCHILDREN'S TRUST                           N/A
 62.  MARY LEE DAYTON REVOCABLE TR.                            Private Investor
 63.  SALLY D. CLEMENT REVOCABLE TR.                           Therapist
 64.  1983 SDC CHILDREN'S TRUST                                N/A
 65.  SDC-SMC 1985 CHAR. TERM TRUST                            N/A
 66.  STEPHEN M. CLEMENT III                                   Educator
 67.  THEODORE D. CLEMENT                                      Minor
 68.  THEODORE D. CLEMENT TRUST                                N/A
 69.  THEODORE D. CLEMENT EXCLUS. TR.                          N/A
 70.  WINSTON W. CLEMENT                                       Minor
 71.  WINSTON W. CLEMENT TRUST                                 N/A

                          NAME OF PARTNER                                OCCUPATION
      -------------------------------------------------------  -------------------------------
 72.  WINSTON W. CLEMENT EXCLUS. TR.                           N/A
 73.  ELLEN D. STURGIS REVOCABLE TR.                           Private investor
 74.  EDS 1978 FAMILY TRUST                                    N/A
 75.  ELLEN 1985 CHAR. TERM TRUST                              N/A
 76.  SHELDON S. STURGIS REVOC. TR.                            President,
                                                                ESCO Industries
 77.  MATTHEW D. STURGIS                                       Minor
 78.  MATTHEW D. STURGIS TRUST                                 N/A
 79.  MATTHEW D. STURGIS EXCLUS. TR.                           N/A
 80.  KATHERINE L. STURGIS                                     Private Investor
 81.  KATHERINE L. STURGIS TRUST                               N/A
 82.  KATHERINE L. STURGIS EXCL. TR.                           N/A
 83.  ROSAMOND G. STURGIS                                      Minor
 84.  ROSAMOND G. STURGIS TRUST                                N/A
 86.  ROSAMOND G. STURGIS EXCL. TR.                            N/A
 87.  KATHERINE D. NIELSEN REVOC. TR.                          Private Investor
 88.  KDN 1980 FAMILY TRUST                                    N/A
 89.  KATHERINE 1984 CHAR TERM TRUST                           N/A
 90.  STUART A. NIELSEN                                        Artist
 91.  SAMUEL D. RICHARDSON                                     Minor
 92.  SAMUEL D. RICHARDSON TRUST                               N/A
 93.  SAMUEL D. RICHARDSON EXCL. TR.                           N/A
 94.  OLIVIA MAREN NIELSEN                                     Minor
 95.  OLIVA M. NIELSEN IRREV. TRUST                            N/A
 96.  ELIZABETH D. DOVYDENAS                                   Private Investor
 97.  EDD 1980 FAMILY TRUST                                    N/A
 98.  JOHN D. DOVYDENAS                                        Minor
 99.  JOHN D. DOVYDENAS EXCLUSION TR.                          N/A
100.  ELENA L. DOVYDENAS                                       Minor
101.  ELENA L. DOVYDENAS EXCLUS. TR.                           N/A
102.  K.N. DAYTON REVOCABLE TRUST                              Private Investor
103.  1983 OAKLEAF TRUST U/A 11-1-83                           N/A
104.  JULIA W. DAYTON REVOCABLE TR.                            Private Investor
105.  CT WINTON TRUST U/A 8-1-35                               N/A
106.  JUDSON M. DAYTON REVOCABLE TR.                           Private Investor
107.  JMD 1985 FAMILY TRUST                                    N/A
108.  KND 1966 TRUST FOR C & D                                 N/A
109.  JMD 1985 CHARITABLE TERM TRUST                           N/A
110.  EJD 1988 TERM TRUST                                      N/A
111.  CAROLINE AVERY DAYTON                                    Minor
112.  CAROLINE AVERY DAYTON TRUST                              N/A

                          NAME OF PARTNER                                OCCUPATION
      -------------------------------------------------------  -------------------------------
113.  CAROLINE A. DAYTON EXCLUS. TR.                           N/A
114.  DAVIS WINTON DAYTON TRUST                                N/A
115.  DAVIS W. DAYTON EXCLUSION TR.                            N/A
116.  DUNCAN N. DAYTON REVOCABLE TR.                           Real Estate Developer
117.  DND 1990 FAMILY TRUST                                    N/A
118.  KND 1966 TRUST FOR DND                                   N/A
119.  DUNCAN N. DAYTON TERM TRUST                              N/A
120.  KATHARINE L. KELLY REVOC. TR.                            Private Investor
121.  DOUGLAS J. DAYTON REVOCABLE TR.                          President,
                                                                Dade, Inc.
                                                                (Medical Technology)
122.  DAVID D. DAYTON REVOCABLE TR.                            Engineer,
                                                                MTS Systems
                                                                (Engineering Firm)
123.  NEWTON FAMILY TRUST                                      N/A
124.  NEWTON TERM TRUST                                        N/A
125.  VANESSA D. DAYTON REVOCABLE TR.                          Pathologist
126.  ISAAC N. DAYTON IRREV. TRUST                             N/A
127.  CALEB F. DAYTON IRREV. TRUST                             N/A
128.  STEVEN J. MELANDER-DAYTON REV.                           Private Investor
129.  SJMD 1985 FAMILY TRUST                                   N/A
130.  SJMD 1985 CHAR. TERM TRUST                               N/A
131.  A.M. MELANDER-DAYTON TRUST                               N/A
132.  D.J. MELANDER-DAYTON TRUST                               N/A
133.  JACLYN MELANDER IRREV. TRUST                             N/A
134.  ALLISON MELANDER IRREV. TRUST                            N/A
135.  BRUCE C. DAYTON REVOCABLE TR.                            Chef
136.  PAMELA W. RITZ                                           Private Investor
137.  MARGOT S. RITZ IRREV. TRUST                              N/A
138.  CHARLOTTE A. RITZ IRREV. TRUST                           N/A
139.  NICHOLAS J. BRAUN IRREV. TRUST                           N/A
140.  CHRISTOPHER D. BRAUN IR. TRUST                           N/A
141.  DEEANN L. THOMPSON                                       Specialty Retailer
142.  BRUCE C. LUECK                                           President
                                                                (Private Investment Company)
143.  BRUCE C. LUECK -- SERVICE PTNR.                          President
                                                                (Private Investment Company)
144.  GARY S. KOHLER                                           Vice-President
                                                                (Private Investment Company)

                          NAME OF PARTNER                                OCCUPATION
      -------------------------------------------------------  -------------------------------
145.  GARY S. KOHLER -- SERVICE PARTNER                        Vice-President
                                                                (Private Investment Company)
146.  GND 1936 TRUST FOR DCD                                   N/A
147.  DCD TRUST UNDER WILL                                     N/A
148.  DCD 1966 CHARITABLE TRUST                                N/A
149.  DCD 1967 CHARITABLE TRUST                                N/A
150.  EDWARD N. DAYTON TERM TRUST                              N/A
151.  ROBERT J. DAYTON TERM TRUST                              N/A
152.  JOHN W. DAYTON TERM TRUST                                N/A
153.  GBD TRUST FOR BBD                                        N/A
154.  GND 1936 TRUST FOR WCD                                   N/A
155.  GND 1950 TRUST FOR WCD                                   N/A
156.  GBD TRUST FOR WCD                                        N/A
157.  SDC 1986 TERM TRUST                                      N/A
158.  SDC 1988 TERM TRUST                                      N/A
159.  JOHN D. DOVYDENAS TRUST                                  N/A
160.  LIUDAS DOVYDENAS TR. FOR JOHN                            N/A
161.  ELENA L. DOVYDENAS TRUST                                 N/A
162.  LIUDAS DOVYDENAS TR. FOR ELENA                           N/A
163.  GND 1936 TRUST FOR KND                                   N/A
164.  GND 1950 TRUST FOR KND                                   N/A
165.  GBD TRUST FOR KND                                        N/A
166.  GND 1936 TRUST FOR DJD                                   N/A
167.  GND 1950 TRUST FOR DJD                                   N/A
168.  GBD TRUST FOR DJD                                        N/A
169.  DJD '68 CHAR. TRUST FOR I & C                            N/A
170.  DJD '69 CHAR. TRUST FOR I & C                            N/A
171.  DJD '68 TRUST FOR A & D                                  N/A
172.  DJD '69 CHAR. TRUST FOR A & D                            N/A
173.  DJD '68 CHAR. TRUST FOR BDC                              N/A
174.  DJD '69 CHAR. TRUST FOR BCD                              N/A